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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):  September 23, 1998

                      Nitinol Medical Technologies, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                (State or Other Jurisdiction of Incorporation)


       0-21001                                  95-4090463
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(Commission File Number)            (I.R.S. Employer Identification No.)


                     27 Wormwood Street, Boston, MA  02210
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(Address of Principal Executive Offices)                (Zip Code)


                                (617) 737-0930
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          On September 23, 1998, Nitinol Medical Technologies, Inc. (the "Corporation") issued a press release regarding the naming of William J. Knight as Vice President of Finance and Administration and Chief Financial Officer of the Corporation. A copy of this press release is attached as an exhibit to this Form 8-K and is incorporated herein by reference.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits:

Exhibit Number                  Description
--------------                  -----------

99.1                    Press Release dated September 23, 1998.


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NITINOL MEDICAL TECHNOLOGIES, INC.



Dated:  September 29, 1998          By: /s/ Thomas M. Tully
                                       --------------------------
                                    Name:   Thomas M. Tully
                                    Title:  President, Chief Executive Officer


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                               INDEX TO EXHIBITS

Exhibit Number                    Description
--------------                    -----------

99.1                      Press Release dated September 23, 1998.